Net Earnings Per Unit (Tables)	12 Months Ended
Dec. 31, 2015
Net Income (Loss), Per Outstanding Limited Partnership and General Partnership Unit, Basic and Diluted, Net of Tax [Abstract]
Schedule of Earnings Per Share, Basic and Diluted
The calculation of net earnings per unit is as follows (in millions, except unit and per unit amounts):

	Years Ended December 31,
	2015 (a)	2014 (a)	2013 (a)
Net earnings	$270	$73	$18
Net earnings attributable to noncontrolling interest	(20)	(3)	—
Special allocation of net earnings (“Special Allocation”) (b)	—	7	—
Net earnings, excluding noncontrolling interest (c)	250	77	18
General partner’s distributions	(6)	(5)	(2)
General partner’s IDRs (d)	(69)	(41)	(11)
Limited partners’ distributions on common units	(259)	(157)	(71)
Limited partner’s distributions on subordinated units (e)	—	(14)	(32)
Distributions greater than earnings	$(84)	$(140)	$(98)
General partner’s earnings:
Distributions	$6	$5	$2
General partners IDRs (d)	69	41	11
Allocation of distributions greater than earnings (c)	(23)	(32)	(63)
Total general partner’s earnings (loss)	$52	$14	$(50)
Limited partners’ earnings on common units:
Distributions	$259	$157	$71
Special Allocation	—	(7)	—
Allocation of distributions greater than earnings	(61)	(98)	(23)
Total limited partners’ earnings on common units	$198	$52	$48
Limited partner’s earnings on subordinated units (e):
Distributions	$—	$14	$32
Allocation of distributions greater than earnings	—	(10)	(12)
Total limited partner’s earnings on subordinated units	$—	$4	$20
Weighted average limited partner units outstanding:
Common units - basic	84.7	54.2	31.5
Common unit equivalents	0.1	—	0.1
Common units - diluted	84.8	54.2	31.6
Subordinated units - basic and diluted (e)	—	5.6	15.3
Net earnings per limited partner unit:
Common - basic	$2.33	$0.96	$1.48
Common - diluted	$2.33	$0.96	$1.47
Subordinated - basic and diluted	$—	$0.62	$1.35
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(a)	All periods include the historical results of the Predecessors. See Notes 1 and 2 for further discussion.

(b)
Normal allocations according to percentage interests are made after giving effect, if any, to priority income allocations in an amount equal to incentive cash distributions fully allocated to the general partner and any special allocations. The adjustment reflects the special allocation to TLLP common unitholders for the premium paid in connection with the redemption of the senior notes during the year ended December 31, 2014.

(c)
In April 2015, the FASB issued ASU 2015-06 concerning historical earnings per unit for master limited partnership drop down transactions. We have revised the historical allocation of general partner earnings to include the Predecessor losses TLLP recognized of $22 million, $29 million, and $62 million during the years ended December 31, 2015, 2014, and 2013. See Note 1 for additional information on the new guidance.

(d)
IDRs entitle the general partner to receive increasing percentages, up to 50%, of quarterly distributions in excess of $0.388125 per unit per quarter. The amount above reflects earnings distributed to our general partner net of $10 million of IDRs for the year ended December 31, 2015, waved by TLGP in connection with the Rockies Natural Gas Business Acquisition. See Note 12 for further discussion related to IDRs.

(e)
On May 16, 2014, the subordinated units were converted into common units on a one-for-one basis and thereafter participate on terms equal with all other common units in distributions of available cash. Distributions and the Partnership’s net earnings were allocated to the subordinated units through May 15, 2014.